UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 21, 2007

Date of Report (date of earliest event reported)

TAILWIND FINANCIAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-135790	13-4338095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3

(Address of principal executive offices, including zip code)

(416) 601-2422

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 21, 2007, the Board of Directors of Tailwind Financial Inc. (“Tailwind”) amended Tailwind’s by-laws to provide that shares of Tailwind stock may be represented by certificate, or may be uncertificated.  A copy of the by-laws, as amended and restated, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)

3.1      Second Amended and Restated By-Laws of Tailwind Financial Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAILWIND FINANCIAL INC.

Date: December 21, 2007	By:	/s/ Andrew A. McKay
Name: Andrew A. McKay
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit

3.1	Second Amended and Restated By-Laws of Tailwind Financial Inc.